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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: June 24, 2003


                              CINCINNATI BELL INC.
             (Exact name of registrant as specified in its charter)


            Ohio                         1-8519                   31-1056105
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)

            201 East Fourth Street
               Cincinnati, Ohio                                    45202
   (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code: (513) 397-9900



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FORM 8-K                                                   CINCINNATI BELL INC.


ITEM 5.   OTHER EVENT.

Cincinnati Bell Inc. (NYSE: CBB) issued a Press Release on June 23, 2003 announcing that with the closing of the sale of the broadband business effective June 13, 2003, the Company and Mr. Mooney have agreed to extend the termination provision of his contract until August 31, 2003.

A copy of the press release is attached as Exhibit 99.1. A copy of Mr. Mooney's amended employment contract is attached as Exhibit 99.2





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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CINCINNATI BELL INC.


                                            By:  /s/ Jeffrey C. Smith
                                                -------------------------------
                                                 Jeffrey C. Smith
                                                 Chief Human Resources Officer,
                                                 General Counsel and
                                                 Corporate Secretary



Date:  June 24, 2003


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                                  Exhibit Index


 Exhibit No.                      Exhibit                       Page No.
 -----------                      -------                       --------

    99.1           Press Release dated June 23, 2003

    99.2           Third Amendment to Employment
                   Agreement dated June 20, 2003.